Exhibit 99.2

JOINT FILING AGREEMENT

Each of the undersigned parties (together, the “Reporting Persons”) does hereby agree to jointly file with the Securities and Exchange Commission (the “SEC”) the amended and restated Schedule 13D filed herewith (and any amendments thereto or previously filed amendments relating to the underlying Schedule 13D originally filed on behalf of the Reporting Persons (to the extent such Reporting Person was a reporting person thereto) with the SEC on February 11, 2004) relating to the Common Stock and securities convertible or exercisable into shares of Common Stock of Noble Roman’s, Inc.

June 29, 2006.

SIGNATURES

SUMMITBRIDGE NATIONAL INVESTMENTS LLC

By:	/s/ Dean Dakolias
Name:	Dean Dakolias
Title:	Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By: DRAWBRIDGE SPECIAL OPPORTUNITIES
ADVISORS LLC,
its advisor

By:	/s/ Dean Dakolias
Name:	Dean Dakolias
Title:	CCO

DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS, LLC

By:	/s/ Dean Dakolias
Name:	Dean Dakolias
Title:	CCO

FORTRESS INVESTMENT GROUP, LLC

By:	/s/ Alan Chesick
Name:	Alan Chesick
Title:	GC

SUMMIT DELTA INVESTOR, LLC

By: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., its Member

By: D.B. ZWIRN PARTNERS, LLC, its General Partner

By: ZWIRN HOLDINGS, LLC,
its Managing Member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Partner

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: D.B. ZWIRN PARTNERS, LLC, its General Partner

By: ZWIRN HOLDINGS, LLC,
its Managing Member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Partner

D.B. ZWIRN & CO., L.P.

By: DBZ GP, LLC, its General Partner

By: ZWIRN HOLDINGS, LLC,
its Managing Member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Partner

DBZ GP, LLC

By: ZWIRN HOLDINGS, LLC,
its Managing Member

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Partner

ZWIRN HOLDINGS, LLC

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Partner

DANIEL B. ZWIRN

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn

SUMMIT INVESTMENT MANAGEMENT LLC

By:	/s/ Robert A. Ekback
Name:	Robert A. Ekback
Title:	Managing Director